EXHIBIT 32


                           CERTIFICATIONS PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Tumbleweed, Inc. (The "Company"), does hereby certify that to the undersigned's knowledge:

         1) the Company's quarterly report on Form 10-Q for the quarter ending September 7, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    /s/ Terrance A. Smith
                                                    ---------------------
                                                    Terrance A. Smith
                                                    President and Chief
                                                    Executive Officer
 Dated: October 21, 2003


 Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Tumbleweed, Inc. (The "Company"), does hereby certify that to the undersigned's knowledge:

         1) the Company's quarterly report on Form 10-Q for the quarter ending September 7, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    /s/ Glennon F. Mattingly
                                                    ------------------------
                                                    Glennon F. Mattingly
                                                    Vice President and
                                                    Chief Financial Officer
 Dated: October 21, 2003